UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  NOVEMBER  7,  2006


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-3936            11-1826363
     (State or other jurisdiction  (Commission        (IRS Employer
     of incorporation)             File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK               11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 7, 2006, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its third quarter and nine months ended September 30, 2006. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:



                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]





                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or               Investor Relations Counsel
-------
Mitchell Binder                   Linda Latman, 212-836-9609
Executive Vice President          Lena Cati, 212-836-9611
631-435-8300                      The Equity Group Inc.

             ORBIT INTERNATIONAL CORP. REPORTS THIRD QUARTER RESULTS
             -------------------------------------------------------

                              Affirms 2006 Guidance
                              ---------------------

Hauppauge, New York, November 7, 2006 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the third quarter ended September 30, 2006.

THIRD  QUARTER  2006VS.  THIRD  QUARTER  2005
---------------------------------------------
-     Net  sales  declined  5.1%  to  $6,171,000  from  $6,501,000;
-     Gross margin was 42.6% compared to 44.5%;
-     Net income was $593,000, compared to $772,000;
-     Diluted earnings per share were $.13 compared to $.17;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) was $898,000 ($.20 per diluted share) compared to $1,117,000 ($.24 per diluted share);
- Backlog at September 30, 2006 was approximately $12.1 million compared to $13.1 million, a year ago, a decrease of 7.4%.

NINE  MONTHS  2006VS.  NINE  MONTHS  2005
-----------------------------------------
-     Net  sales  increased  1.5%  to  $18,910,000  from  $18,629,000;
-     Gross margin was 43.4% compared to 44.6%;
-     Net income was $1,874,000, compared to $2,225,000;
-     Diluted earnings per share were $.40 compared to $.51;
- EBITDA was $2,825,000 ($.61 per diluted share) compared to $2,916,000 ($.67 per diluted share).

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"), which requires that share based compensation be recorded in a company's financial statements. Historically, this has been identified in the footnote disclosure to our financial statements in accordance with SFAS 123. Orbit has elected to use the modified prospective method; prior period financial results have not been revised and are not comparative to the 2006 results. Total share based compensation expense recorded in the third quarter and nine months ended September 30, 2006 was $52,000 and $158,000, respectively. Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital."

                                     (more)


Orbit  International  News  Release     Page  2
November  7,  2006

Discussing current business conditions, Dennis Sunshine, President and Chief Executive Officer noted, "During the last few quarters, like other defense electronics companies in our industry, we had experienced certain program funding and schedule delays. That is why our backlog at September 30, 2006 was 7.4% lower than one year earlier. However, we are now seeing early signs that program requirements, previously delayed, are starting to be funded. In September we received three new orders totaling approximately $3.9 million.
Also, we started the fourth quarter with two additional new contract awards valued at approximately $1.8 million with potential revenue of $9 million over the life of the programs. Consequently we are entering 2007 once again poised for strong operating results."

AFFIRMS  GUIDANCE
-----------------
Sunshine continued, "We are affirming our previous guidance for 2006 with net sales of between $24.7 million and $24.9 million, EBITDA between $3,600,000 and $3,700,000, net income between $2,350,000 and $2,450,000 and earnings per diluted share between $.50 and $.53."

Sunshine concluded, "We continue to seek out strategic acquisitions however, there can be no assurance that any acquisition will be consummated with any of the candidates."

Mitchell Binder, Chief Financial Officer, stated, "Our Company's balance sheet remains strong. At September 30, 2006, total current assets were $20,412,000 versus total current liabilities of $3,635,000 for a 5.6 to 1 current ratio. Orbit continues to generate cash from operations thereby strengthening its financial condition. With approximately $24 million in net operating loss carryforwards, we should continue to shield profits from federal and New York State taxes and enhance future cash flow."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, November 7, 2006, at 11:00 a.m. ET. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.


                                     (more)






Orbit  International  News  Release     Page  3
November  7,  2006


This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company remaining confident that program requirements, previously delayed, are starting to be funded, the Company being poised for strong operating results in 2007, should continue to shield profits from federal and New York State taxes and enhance future cash flow; and its affirmed guidance for 2006. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions and changing needs of the defense sector and the Company's customers. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006 filed with the Securities and Exchange Commission.


                            (See Accompanying Tables)

Orbit International News Release
Page 4
November  7,  2006
                                       ORBIT INTERNATIONAL CORP.
                                   CONSOLIDATED STATEMENTS OF INCOME
                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                               (UNAUDITED)

                              THREE MONTHS ENDED            NINE MONTHS ENDED
                                 SEPTEMBER 30,                 SEPTEMBER 30,
                              2006          2005            2006          2005
                             -----         -----           -----         ------
Net sales                  $  6,171       $  6,501       $  18,910      $18,629

Cost of sales                 3,544          3,611          10,699       10,325
                             ------       --------        --------       -------
Gross profit                  2,627          2,890           8,211        8,304

Selling general and
administrative expenses       2,017          2,061           6,218        5,996

Interest expense                111            112             339          215

Investment and other income     (99)           (55)           (250)        (132)
                            -------       --------      ----------     ---------
Net income before taxes         598            772           1,904        2,225

Income tax                        5             -               30          -
                           --------       --------      ----------     --------
Net income                 $    593         $  772          $1,874      $ 2,225
                           ========       ========      ==========     ========

Basic earnings
 per share                 $   0.14         $ 0.18          $ 0.43      $  0.56
                           ========      =========       =========     ========
Diluted earnings
 per share                 $   0.13         $ 0.17          $ 0.40      $  0.51
                           ========      =========       =========     ========

Weighted average number of shares outstanding:

 Basic                        4,357          4,245           4,356        3,963
 Diluted                      4,575          4,607           4,649        4,382

Orbit International News Release
Page 5
November  7,  2006
                                         ORBIT INTERNATIONAL CORP.
                                     CONSOLIDATED STATEMENTS OF INCOME
                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                (UNAUDITED)

                                THREE MONTHS ENDED         NINE MONTHS ENDED
                                   SEPTEMBER 30,              SEPTEMBER 30,
                                2006          2005          2006          2005
                                ----         -----          ----         -----
EBITDA Reconciliation
---------------------
Net income                     $ 593      $   772        $ 1,874       $  2,225
Interest expense                 111          112            339            215
Tax expense                        5           -              30             -
Depreciation and amortization    137          189            424            344
Stock based compensation          52           44            158            132
                               -----      -------        -------       ---------
EBITDA (1)                     $ 898      $ 1,117        $ 2,825       $  2,916
                               =====      =======        =======       =========

EBITDA Per Diluted Share Reconciliation
---------------------------------------
Net income                   $  0.13      $  0.17        $  0.40       $    0.51
Interest expense                0.03         0.02           0.07            0.05
Tax expense                     0.00           -            0.01              -
Depreciation and amortization   0.03         0.04           0.09            0.08
Stock based compensation        0.01         0.01           0.04            0.03
                              ------      -------        -------       ---------
EBITDA per diluted share (1)$   0.20     $   0.24        $  0.61       $    0.67
                              ======     ========        =======       =========




(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, securities analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.

Orbit  International  News  Release     Page  6
November  7,  2006
                                              ORBIT INTERNATIONAL CORP.
                                             CONSOLIDATED BALANCE SHEETS


                                     SEPTEMBER 30, 2006        DECEMBER 31, 2005
                                     ------------------        -----------------
ASSETS                                   (UNAUDITED)                (AUDITED)
Current assets
 Cash and cash equivalents              $  2,826,000               $  3,933,000
 Investments in marketable securities      3,496,000                  1,012,000
 Accounts receivable, less allowance
  for doubtful accounts                    4,110,000                  3,695,000
 Inventories                               9,127,000                  9,055,000
 Deferred tax asset                          717,000                    784,000
 Other current assets                        136,000                    130,000
                                          ----------                 ----------

   Total current assets                   20,412,000                 18,609,000

Property and equipment, net                  437,000                    357,000
Goodwill                                   6,135,000                  6,130,000
Intangible assets, net                     1,312,000                  1,639,000
Deferred tax asset                         1,321,000                  1,219,000
Other assets                                 563,000                  1,198,000
                                           ---------               ------------


 Total assets                           $ 30,180,000              $  29,152,000
                                        ============             ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long term
  obligations                           $  1,125,000                $ 1,125,000
 Accounts payable                          1,134,000                    857,000
 Accrued expenses                          1,289,000                  1,447,000
 Customer advances                             2,000                    256,000
 Deferred income                              85,000                     85,000
                                        ------------               ------------

   Total current liabilities               3,635,000                  3,770,000

Deferred income                              449,000                    513,000
Long-term obligations,
 net of current maturities                 4,435,000                  5,279,000
                                        ------------               ------------

   Total liabilities                       8,519,000                  9,562,000

Stockholders' Equity
 Common stock                                458,000                    457,000
 Additional paid-in capital               19,467,000                 20,600,000
 Unearned compensation                             0                 (1,340,000)
 Accumulated other comprehensive loss        (15,000)                    (4,000)
 Retained earnings (accumulated deficit)   1,751,000                   (123,000)
                                          ----------               ------------

   Stockholders' equity                   21,661,000                 19,590,000
                                          ----------                -----------

   Total liabilities and
    stockholders' equity                $ 30,180,000               $ 29,152,000
                                        ============               ============





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     November 7, 2006


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                    Dennis Sunshine
                                    Chief Executive Officer and President